As filed with the Securities and Exchange Commission on April 27, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 26, 2022
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ	BAC PrQ	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS	BAC PrS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 26, 2022, Bank of America Corporation (the "Corporation") held its 2022 Annual Meeting of Shareholders.
(b) The Corporation’s shareholders elected all of the nominees for director; approved the advisory vote on executive compensation; ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2022; and ratified the Delaware Exclusive Forum Provision in the Bylaws of Bank of America Corporation, as amended and restated by the Corporation’s Board of Directors on February 22, 2022 (the "Bylaws"). The Corporation’s shareholders did not approve the shareholder proposals listed below. With respect to all matters subject to a vote, holders of the Corporation’s common stock, Series B Preferred Stock, and Series 1, 2, 4, and 5 Preferred Stock voted together as a class.

1. Electing directors:

	For	Against	Abstain	Broker Non-Votes
Sharon L. Allen	5,606,040,514	144,692,851	23,287,826	905,720,191
Frank P. Bramble, Sr.	5,553,909,334	196,605,409	23,506,448	905,720,191
Pierre J.P. de Weck	5,711,843,747	39,907,481	22,269,963	905,720,191
Arnold W. Donald	5,684,737,499	66,971,521	22,312,171	905,720,191
Linda P. Hudson	5,712,066,105	40,526,744	21,428,342	905,720,191
Monica C. Lozano	5,516,698,261	235,934,466	21,388,464	905,720,191
Brian T. Moynihan	5,454,979,822	281,662,390	37,378,979	905,720,191
Lionel L. Nowell III	5,711,752,054	38,973,982	23,295,155	905,720,191
Denise L. Ramos	5,701,185,991	51,841,037	20,994,162	905,720,191
Clayton S. Rose	5,691,369,807	60,555,387	22,095,997	905,720,191
Michael D. White	5,701,024,642	50,292,417	22,704,132	905,720,191
Thomas D. Woods	5,653,400,736	96,873,250	23,747,205	905,720,191
R. David Yost	5,689,198,901	62,005,798	22,816,492	905,720,191
Maria T. Zuber	5,328,081,141	423,195,089	22,744,959	905,720,191

2. Approving the Corporation's executive compensation (an advisory, non-binding “Say on Pay” resolution):

For	5,428,162,946
Against	314,403,783
Abstain	31,454,460
Broker Non-Votes	905,720,191

3. Ratifying the appointment of the Corporation's independent registered public accounting firm for 2022:

For	6,379,361,676
Against	276,563,478
Abstain	23,816,228

4. Ratifying the Delaware Exclusive Forum Provision in the Bylaws:

For	5,156,650,580
Against	586,386,053
Abstain	30,984,556
Broker Non-Votes	905,720,191

5. Shareholder proposal - requesting a civil rights and nondiscrimination audit:

For	120,990,183
Against	5,597,910,225
Abstain	55,120,783
Broker Non-Votes	905,720,191

6. Shareholder proposal - requesting adoption of a policy to cease financing new fossil fuel supplies:

For	628,255,157
Against	5,075,283,972
Abstain	70,482,062
Broker Non-Votes	905,720,191

7. Shareholder proposal - requesting a report on charitable donations:

For	192,495,032
Against	5,530,542,590
Abstain	50,983,567
Broker Non-Votes	905,720,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2022	BANK OF AMERICA CORPORATION

	By:	/s/ Ross E. Jeffries, Jr.
	Name:	Ross E. Jeffries, Jr.
	Title:	Deputy General Counsel and Corporate Secretary